Putnam
Capital
Appreciation
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

[GRAPHIC OMITTED: INVERTED STAMP]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We wish this report to shareholders of Putnam Capital Appreciation Fund carried more positive results for the semiannual period ended November 30, 2002. Even when the reasons are entirely explainable, it is never easy to report investment losses. It is all the more distressing to note that the fund's performance during the semiannual period lagged that of its benchmark and fell below its peer group category average. Details are on page 7.

Of some comfort is the fact that the defensive strategies in place did help limit losses during the period. Taking a longer view, the management team believes the fund's positioning should prove beneficial to investors with longer time horizons.

In that vein, this is an appropriate time to counsel patience; just as markets can never rise forever, neither do they fall indefinitely. History has shown again and again that long-term investors who persevere through good times and bad are often the ones who can look back on the bargains they obtained when markets were down. As equities continue their long struggle to get back on track, investors should not abandon their long-term perspective.

In the following report, the fund's management team gives a full accounting of performance during the fiscal year's first half and offers its views of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams

The first half of Putnam Capital Appreciation Fund's 2003 fiscal year, the six-month period ended November 30, 2002, was characterized by further weakness in the stock market, including the sharpest quarterly decline since 1987 for the Dow Jones Industrial Average. This difficult environment had investors preparing for a third consecutive year of market losses, which has not happened in more than 60 years. Your fund could not escape the effects of this turbulent market, and was hurt by disappointing performance from some large holdings. As a result, its returns for the period lagged that of its benchmark, the Russell 3000 Index, and the average return for funds in its Lipper peer group. While a negative return is always unpleasant, we believe some of the defensive strategies we implemented during the period helped limit the fund's losses. Furthermore, we believe the fund is positioned to deliver solid performance over longer time periods. For complete performance information, please see page 7.

Total return for 6 months ended 11/30/02

      Class A           Class B          Class C          Class M
    NAV     POP       NAV     CDSC     NAV     CDSC     NAV     POP
-----------------------------------------------------------------------
  -14.41% -19.34%   -14.72% -18.99%  -14.74% -15.59%  -14.59% -17.57%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MARKET CONTINUED ITS DECLINE, THEN REBOUNDED

Investor sentiment played a significant role in the market declines during the semiannual period. Many investors, already discouraged by the losses they have experienced since the market peak in early 2000, either sold stocks or simply avoided getting back into the market. Many were worried about the possibility of war with Iraq or believed that the economy might slip into another recession before recovering -- an event known as a "double-dip" recession. In addition, corporate profits remained weak, indicating that market recovery would likely come later than expected.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                        9.3%

Retail                         8.7%

Software                       8.4%

Pharmaceuticals                7.2%

Health-care
services                       7.1%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.

The semiannual period ended on a positive note, however, as stocks delivered an impressive rebound in October and November. In fact, for the Dow Jones Industrial Average, it was the strongest October in history, with a gain of 11%, or 800 points. The Nasdaq Composite Index, which is used as a general measure of technology stock performance, gained 13% in October. A number of positive quarterly earnings announcements helped to ease the investor uncertainty that had plagued the markets throughout the year.

October's market rally was followed by a strong November. The Federal Reserve Board reduced short-term interest rates to 1.25% -- a new 40-year low -- in an attempt to revive the economy. It was the first rate cut of the year, following 11 cuts in 2001. For November, all three major U.S. market indexes posted gains. The Dow and S&P 500 Index each gained nearly 6%, while the Nasdaq rose more than 11%. These back-to-back monthly gains helped improve investor optimism about an economic recovery.

* DIFFICULT CONDITIONS EARLY IN PERIOD HURT PERFORMANCE

Despite the market's rebound in the latter months of the period, the declines of the prior four months hurt your fund's overall performance. One of the largest detractors from performance was the stock of Philip Morris Companies, Inc. The company's stock declined considerably as it dealt with increased competition from deep-discount brands of cigarettes, which continue to grow and gain share in the industry. The decline in Philip Morris was especially disappointing because it is considered a defensive stock -- one that has the potential to smooth out the volatility of less defensive holdings in the portfolio. The stock remains in the portfolio, as we still believe in the company's fundamental long-term strength. We believe the market overreacted to the competition from discount brands and that the declines will be a short-term event. In addition, Philip Morris will be increasing its promotional spending, which will be helped in part by cash generated from the company's sale of its Miller beer unit earlier this year.

Fund Profile

Putnam Capital Appreciation Fund invests in stocks of companies at all capitalization levels, and across a broad range of industries. While it has no bias toward either growth or value stocks, it targets companies believed to be worth more than their current stock prices indicate. It may be suitable to investors who are seeking growth through a well-diversified stock portfolio.

Another stock that hurt performance over the six-month period was that of HCA, Inc., a health-care services company that operates over 200 hospitals and surgery centers. The stock declined in part because of pricing problems at one of its competitors, Tenet Healthcare, which was not owned by your fund. Tenet Healthcare's problems negatively influenced investors' perceptions of the sector. Despite its short-term decline, we believe that HCA offers strong long-term growth potential and, in fact, we added to the position during the period. HCA is one of the major competitors in the health-care services sector, which has consolidated to remove inefficient companies. The remaining companies, including HCA, are managing their businesses much more effectively.

* FUND HELPED BY BLEND STRATEGY, TELECOM POSITIONING

Although conditions were challenging during the semiannual period, your fund benefited from its blend investment strategy, which gives it the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). Since growth and value stocks tend to perform well at different times, the fund can seek gains even when market leadership shifts between growth and value.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

U.S. Bancorp
Banking

AutoZone, Inc.
Retail

Viacom, Inc. Class B
Broadcasting

Comerica, Inc.
Banking

HCA, Inc.
Health-care services

Comcast Corp. Class A (Special)
Cable television

Freddie Mac
Financial

Citigroup, Inc.
Financial

Footnote reads:
These holdings represent 31.0% of the fund's net assets as of 11/30/02. Portfolio holdings will vary over time.


Your fund's positioning in the telecommunications sector also helped to limit losses during the period. This sector suffered sharp declines, which were worsened by a number of high-profile problems for individual companies, such as the bankruptcy of WorldCom. Our disciplined stock selection process helped us to avoid most of the problematic stocks in this sector. In addition, our decision to include the stock of Nextel Communications in the portfolio, despite the problems plaguing the sector overall, was beneficial. We believed that Nextel's differentiated product and productive infrastructure would allow it to generate considerable cash flow, especially relative to other companies in the telecommunications industry. Nextel was one of the portfolio's top performers during the period.

Another stock that contributed positively to performance was that of Viacom, an entertainment company that owns and operates cable and television networks, including MTV, Showtime, and CBS, among others. We added this stock to the portfolio after it had reached very depressed levels, and it has since bounced back significantly. Toward the close of the period, as the stock appeared to be more fairly valued, we began to trim its position in the portfolio.

* MARKET MAY OFFER BETTER OPPORTUNITIES IN FISCAL YEAR'S SECOND HALF

As we enter the second half of your fund's fiscal year, we believe a number of sectors offer upside potential. At the same time, we believe the market weakness of the past six months has enabled us to find companies whose low stock prices are very attractive in relation to their long-term worth.

We believe the financial sector, for example, which has been hurt by the economic downturn, offers attractive opportunities. Investors continue to focus on the credit-quality issues and slow growth that have hurt financial stocks in the past year. However, we believe that the worst of these problems are behind us, that we are close to the bottom of this economic cycle, and that financial stocks are poised to benefit when the economy recovers. We are particularly optimistic about regional banks, money center banks, and credit card companies.

We also believe that your fund will continue to benefit from our focus on bottom-up stock selection. This term refers to our strategy of selecting stocks for the portfolio based on the strength and potential of each company, rather than trying to predict broader economic, sector, or market trends. With the support of our equity research analysts, we seek to identify the stocks with the greatest long-term growth potential, regardless of overall economic conditions. We believe that this strategy, as well as an improving economic environment, should help your fund's returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. The members of the U.S. Core Team are Michael Nance (Portfolio Leader), Richard Cervone, Kevin Divney, Richard England, Paul Marrkand, Justin Scott, Paul Warren, and James Wiess. The members of the U.S. Small- and Mid-Cap Core Team are Joseph Joseph (Portfolio Member), Tinh Bui, Ronald Hua, and Gerald Moore.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                  Class A         Class B         Class C         Class M
(inception dates) (8/5/93)       (11/2/94)       (7/14/00)       (1/22/96)
                 NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months       -14.41% -19.34% -14.72% -18.99% -14.74% -15.59% -14.59% -17.57%
------------------------------------------------------------------------------
1 year         -16.51  -21.30  -17.15  -21.29  -17.22  -18.05  -16.95  -19.87
------------------------------------------------------------------------------
5 years        -17.23  -21.97  -20.07  -21.28  -19.83  -19.83  -19.25  -22.06
Annual average  -3.71   -4.84   -4.38   -4.67   -4.32   -4.32   -4.19   -4.86
------------------------------------------------------------------------------
Life of fund   140.43  126.62  124.74  124.74  130.40  130.40  129.24  121.30
Annual average   9.87    9.18    9.08    9.08    9.37    9.37    9.31    8.90
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                             Russell 3000            Consumer
                                Index               price index
------------------------------------------------------------------------------
6 months                       -12.06%                 1.11%
------------------------------------------------------------------------------
1 year                         -15.67                  2.25
------------------------------------------------------------------------------
5 years                          4.32                 12.24
Annual average                   0.85                  2.34
------------------------------------------------------------------------------
Life of fund
Annual average                   9.71                  2.47
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.

PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 11/30/02

                    Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Share value:      NAV     POP         NAV             NAV       NAV     POP
------------------------------------------------------------------------------
5/31/02         $15.89  $16.86      $15.35          $15.67    $15.49  $16.05
------------------------------------------------------------------------------
11/30/02         13.60   14.43       13.09           13.36     13.23   13.71
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.

TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                     Class A         Class B        Class C         Class M
(inception dates)   (8/5/93)       (11/2/94)       (7/14/00)       (1/22/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -12.36% -17.38% -12.72% -17.08% -12.73% -13.61% -12.61% -15.68%
------------------------------------------------------------------------------
1 year          -23.84  -28.23  -24.42  -28.20  -24.40  -25.16  -24.23  -26.89
------------------------------------------------------------------------------
5 years         -22.55  -27.00  -25.24  -26.40  -24.70  -24.70  -24.49  -27.12
Annual average   -4.98   -6.10   -5.65   -5.95   -5.52   -5.52   -5.46   -6.13
------------------------------------------------------------------------------
Life of fund    127.00  113.96  112.03  112.03  117.46  117.46  116.24  108.75
Annual average    9.11    8.42    8.32    8.32    8.61    8.61    8.55    8.14
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 3000 Index is an unmanaged list of the 3,000 largest U.S.
companies in the Russell universe. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

COMMON STOCKS (99.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
            245,700 BE Aerospace, Inc. (NON)                                                               $931,203
            143,900 Teledyne Technologies, Inc. (NON)                                                     2,138,354
             77,200 Triumph Group, Inc. (NON)                                                             2,157,740
             72,400 United Defense Industries, Inc. (NON)                                                 1,686,920
                                                                                                      -------------
                                                                                                          6,914,217

Airlines (0.3%)
-------------------------------------------------------------------------------------------------------------------
            417,500 Mesa Air Group, Inc. (NON)                                                            2,488,300

Automotive (0.3%)
-------------------------------------------------------------------------------------------------------------------
            367,800 Visteon Corp.                                                                         2,960,790

Banking (9.3%)
-------------------------------------------------------------------------------------------------------------------
            105,800 Astoria Financial Corp.                                                               2,780,424
            324,000 Brookline Bancorp, Inc.                                                               3,677,400
            622,800 Comerica, Inc.                                                                       29,477,124
            106,000 Fifth Third Bancorp                                                                   5,936,000
             73,500 New York Community Bancorp, Inc.                                                      2,049,180
            466,300 Sovereign Bancorp, Inc.                                                               6,444,266
          1,446,300 U.S. Bancorp                                                                         31,673,970
             91,000 Webster Financial Corp.                                                               2,966,600
             66,400 Westamerica Bancorp.                                                                  2,728,376
             76,100 Wilmington Trust Corp.                                                                2,404,760
                                                                                                      -------------
                                                                                                         90,138,100

Broadcasting (4.6%)
-------------------------------------------------------------------------------------------------------------------
             60,500 Cox Radio, Inc. Class A (NON)                                                         1,491,325
            254,350 Emmis Communications Corp. Class A (NON)                                              5,829,702
             41,317 Media General, Inc. Class A                                                           2,422,416
            341,502 Sinclair Broadcast Group, Inc. (NON)                                                  4,736,633
            639,100 Viacom, Inc. Class B (NON)                                                           30,044,091
                                                                                                      -------------
                                                                                                         44,524,167

Cable Television (4.3%)
-------------------------------------------------------------------------------------------------------------------
          1,172,200 Comcast Corp. Class A (Special) (NON)                                                26,726,160
            273,800 Cox Communications, Inc. Class A (NON)                                                8,290,664
            338,100 Echostar Communications Corp. Class A (NON)                                           6,900,621
                                                                                                      -------------
                                                                                                         41,917,445

Chemicals (0.7%)
-------------------------------------------------------------------------------------------------------------------
             53,800 Albemarle Corp.                                                                       1,675,870
            102,400 Ferro Corp.                                                                           2,438,144
            105,700 FMC Corp. (NON)                                                                       2,995,538
                                                                                                      -------------
                                                                                                          7,109,552

Commercial and Consumer Services (1.9%)
-------------------------------------------------------------------------------------------------------------------
             69,600 ADVO, Inc. (NON)                                                                      2,274,528
            141,000 Heidrick & Struggles International, Inc. (NON)                                        2,227,800
            124,800 Maximus, Inc. (NON)                                                                   3,488,160
            366,885 ServiceMaster Co. (The)                                                               4,457,653
            259,700 Viad Corp.                                                                            5,928,951
                                                                                                      -------------
                                                                                                         18,377,092

Communications Equipment (2.4%)
-------------------------------------------------------------------------------------------------------------------
            209,800 Polycom, Inc. (NON)                                                                   2,393,818
            518,600 QUALCOMM, Inc. (NON)                                                                 21,376,692
                                                                                                      -------------
                                                                                                         23,770,510

Computers (0.9%)
-------------------------------------------------------------------------------------------------------------------
            197,400 Avocent Corp. (NON)                                                                   4,648,770
            215,960 RadiSys Corp. (NON)                                                                   2,051,620
            218,095 SBS Technologies, Inc. (NON)                                                          2,423,035
                                                                                                      -------------
                                                                                                          9,123,425

Conglomerates (2.4%)
-------------------------------------------------------------------------------------------------------------------
            499,100 General Electric Co.                                                                 13,525,610
            540,100 Tyco Intl., Ltd. (Bermuda)                                                            9,635,384
                                                                                                      -------------
                                                                                                         23,160,994

Consumer Finance (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,019,100 MBNA Corp.                                                                           21,747,594

Consumer Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
             36,500 International Flavors & Fragrances, Inc.                                              1,205,230
            175,700 Yankee Candle Co., Inc. (The) (NON)                                                   3,092,320
                                                                                                      -------------
                                                                                                          4,297,550

Electric Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
            145,500 PNM Resources, Inc.                                                                   3,433,800
             93,000 SCANA Corp.                                                                           2,798,370
            649,276 Sierra Pacific Resources (NON)                                                        4,505,975
                                                                                                      -------------
                                                                                                         10,738,145

Electronics (2.6%)
-------------------------------------------------------------------------------------------------------------------
            324,400 Analog Devices, Inc. (NON)                                                            9,955,836
            150,675 Belden, Inc.                                                                          2,531,340
            160,171 Garmin, Ltd. (Cayman Islands) (NON)                                                   3,826,485
            141,100 Merix Corp. (NON)                                                                     1,560,566
            358,000 PerkinElmer, Inc.                                                                     3,064,480
            226,350 Thermo Electron Corp. (NON)                                                           4,434,197
                                                                                                      -------------
                                                                                                         25,372,904

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------
            407,900 GlobalSantaFe Corp.                                                                  10,450,398

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------------------------------------------
            173,480 Insituform Technologies, Inc. Class A (NON)                                           3,290,916

Entertainment (0.4%)
-------------------------------------------------------------------------------------------------------------------
            186,300 Regal Entertainment Group Class A                                                     4,210,380

Financial (5.7%)
-------------------------------------------------------------------------------------------------------------------
            665,066 Citigroup, Inc.                                                                      25,857,766
            459,100 Freddie Mac                                                                          26,462,524
            209,777 Interactive Data Corp. (NON)                                                          3,278,815
                                                                                                      -------------
                                                                                                         55,599,105

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
            177,800 Interstate Bakeries Corp.                                                             4,098,290

Forest Products and Packaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
            236,200 Smurfit-Stone Container Corp. (NON)                                                   3,443,796

Gaming & Lottery (0.8%)
-------------------------------------------------------------------------------------------------------------------
            175,614 Argosy Gaming Co. (NON)                                                               3,436,766
            533,700 Park Place Entertainment Corp. (NON)                                                  4,419,036
                                                                                                      -------------
                                                                                                          7,855,802

Health Care Services (7.1%)
-------------------------------------------------------------------------------------------------------------------
            110,500 AdvancePCS (NON)                                                                      2,728,245
            315,500 Cardinal Health, Inc.                                                                19,415,870
            106,600 First Health Group Corp. (NON)                                                        2,543,476
            722,100 HCA, Inc.                                                                            29,013,978
            205,800 On Assignment, Inc. (NON)                                                             1,710,198
             63,800 Oxford Health Plans, Inc. (NON)                                                       2,329,976
             53,700 Pediatrix Medical Group, Inc. (NON)                                                   2,181,294
            146,800 Quest Diagnostics, Inc. (NON)                                                         8,189,972
             43,800 Renal Care Group, Inc. (NON)                                                          1,371,816
                                                                                                      -------------
                                                                                                         69,484,825

Insurance (0.5%)
-------------------------------------------------------------------------------------------------------------------
            101,310 IPC Holdings, Ltd. (Bermuda) (NON)                                                    3,117,309
            121,407 Odyssey Re Holdings Corp.                                                             2,151,332
                                                                                                      -------------
                                                                                                          5,268,641

Investment Banking/Brokerage (2.1%)
-------------------------------------------------------------------------------------------------------------------
            121,200 A.G. Edwards, Inc.                                                                    4,377,744
            151,500 Federated Investors, Inc.                                                             4,098,075
            167,000 T Rowe Price Group, Inc.                                                              5,075,130
            323,700 Waddell & Reed Financial, Inc.                                                        6,658,509
                                                                                                      -------------
                                                                                                         20,209,458

Leisure (0.6%)
-------------------------------------------------------------------------------------------------------------------
            288,187 Brunswick Corp.                                                                       6,057,691

Lodging/Tourism (2.5%)
-------------------------------------------------------------------------------------------------------------------
             38,600 Four Seasons Hotels, Inc. (Canada)                                                    1,267,238
            600,500 Marriott International, Inc. Class A                                                 21,467,875
            146,133 Orient-Express Hotels, Ltd. Class A (Bermuda) (NON)                                   2,040,017
                                                                                                      -------------
                                                                                                         24,775,130

Machinery (0.8%)
-------------------------------------------------------------------------------------------------------------------
             90,800 Briggs & Stratton Corp.                                                               3,827,220
            116,500 Kennametal, Inc.                                                                      4,068,180
                                                                                                      -------------
                                                                                                          7,895,400

Manufacturing (0.8%)
-------------------------------------------------------------------------------------------------------------------
             64,800 Actuant Corp. Class A (NON)                                                           2,798,712
            131,400 Pentair, Inc.                                                                         4,698,864
                                                                                                      -------------
                                                                                                          7,497,576

Medical Technology (1.6%)
-------------------------------------------------------------------------------------------------------------------
             52,700 Bio-Rad Laboratories, Inc. Class A (NON)                                              2,081,650
            123,100 C.R. Bard, Inc.                                                                       6,832,050
            247,700 Pall Corp.                                                                            4,726,116
            150,900 Sybron Dental Specialties, Inc. (NON)                                                 2,135,235
                                                                                                      -------------
                                                                                                         15,775,051

Metal Fabricators (0.2%)
-------------------------------------------------------------------------------------------------------------------
             81,540 Mueller Industries, Inc. (NON)                                                        2,367,106

Metals (0.8%)
-------------------------------------------------------------------------------------------------------------------
            373,200 AK Steel Holding Corp. (NON)                                                          3,022,920
            290,300 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                    4,499,650
                                                                                                      -------------
                                                                                                          7,522,570

Office Equipment & Supplies (0.5%)
-------------------------------------------------------------------------------------------------------------------
            174,600 Global Imaging Systems, Inc. (NON)                                                    3,280,909
             40,200 Hon Industries, Inc.                                                                  1,124,796
                                                                                                      -------------
                                                                                                          4,405,705

Oil & Gas (2.1%)
-------------------------------------------------------------------------------------------------------------------
            494,052 Exxon Mobil Corp.                                                                    17,193,010
             14,800 FMC Technologies, Inc. (NON)                                                            285,196
            111,100 Pioneer Natural Resources Co. (NON)                                                   2,739,726
                                                                                                      -------------
                                                                                                         20,217,932

Pharmaceuticals (7.2%)
-------------------------------------------------------------------------------------------------------------------
            174,400 Allergan, Inc.                                                                       10,252,976
            443,400 Johnson & Johnson                                                                    25,282,668
          1,092,400 Pfizer, Inc.                                                                         34,454,296
                                                                                                      -------------
                                                                                                         69,989,940

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             74,000 Belo Corp. Class A                                                                    1,716,060

Real Estate (0.8%)
-------------------------------------------------------------------------------------------------------------------
            115,730 Arden Realty, Inc. (R)                                                                2,578,464
            227,000 FelCor Lodging Trust, Inc. (R)                                                        2,699,030
             64,400 Pan Pacific Retail Properties, Inc. (R)                                               2,299,080
                                                                                                      -------------
                                                                                                          7,576,574

Retail (8.7%)
-------------------------------------------------------------------------------------------------------------------
            383,100 AutoZone, Inc. (NON)                                                                 31,299,270
            137,600 Barnes & Noble, Inc. (NON)                                                            3,256,992
            118,200 Charlotte Russe Holding, Inc. (NON)                                                   1,569,696
             52,450 Cost Plus, Inc. (NON)                                                                 1,715,115
            124,045 Duane Reade, Inc. (NON)                                                               2,355,615
            718,900 Family Dollar Stores, Inc.                                                           21,200,361
            202,900 Foot Locker, Inc.                                                                     2,718,860
          1,063,652 TJX Cos., Inc. (The)                                                                 20,815,666
                                                                                                      -------------
                                                                                                         84,931,575

Schools (0.2%)
-------------------------------------------------------------------------------------------------------------------
            130,090 Learning Tree International, Inc. (NON)                                               2,126,972

Semiconductor (1.9%)
-------------------------------------------------------------------------------------------------------------------
            140,890 Applied Films Corp. (NON)                                                             2,853,023
            198,700 Cognex Corp. (NON)                                                                    4,460,815
            531,400 Lattice Semiconductor Corp. (NON)                                                     5,314,000
            372,700 Mykrolis Corp. (NON)                                                                  3,097,137
            726,200 Zarlink Semiconductor, Inc. (Canada) (NON)                                            2,832,180
                                                                                                      -------------
                                                                                                         18,557,155

Shipping (0.8%)
-------------------------------------------------------------------------------------------------------------------
            206,414 Pacer International, Inc. (NON)                                                       2,652,420
             83,931 Teekay Shipping Corp. (Bahamas)                                                       3,133,144
             68,900 USFreightways Corp.                                                                   2,096,007
                                                                                                      -------------
                                                                                                          7,881,571

Software (8.4%)
-------------------------------------------------------------------------------------------------------------------
          1,231,500 BMC Software, Inc. (NON)                                                             22,043,850
            641,450 Microsoft Corp. (NON)                                                                37,088,639
            175,800 Network Associates, Inc. (NON)                                                        3,208,350
          1,560,700 Oracle Corp. (NON)                                                                   18,962,505
                                                                                                      -------------
                                                                                                         81,303,344

Technology Services (2.7%)
-------------------------------------------------------------------------------------------------------------------
            284,300 Automatic Data Processing, Inc.                                                      12,358,521
            109,900 BARRA, Inc. (NON)                                                                     4,050,914
            444,600 BearingPoint, Inc. (NON)                                                              3,690,180
            195,800 Concord EFS, Inc. (NON)                                                               2,937,000
            113,600 Equifax, Inc.                                                                         2,760,480
                                                                                                      -------------
                                                                                                         25,797,095

Telecommunications (1.1%)
-------------------------------------------------------------------------------------------------------------------
            785,200 Nextel Communications, Inc. Class A (NON)                                            10,796,500

Tobacco (1.7%)
-------------------------------------------------------------------------------------------------------------------
            429,000 Philip Morris Cos., Inc.                                                             16,181,880

Waste Management (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,020,600 Waste Management, Inc.                                                               25,433,352
                                                                                                      -------------
                    Total Common Stocks (cost $963,449,577)                                            $965,358,575

SHORT-TERM INVESTMENTS (3.2%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
        $11,307,510 Short-term investments held as collateral for loaned securities with yields ranging from 1.19% to 1.99% and
                    due dates ranging from December 2, 2002 to
                    January 17, 2003 (d)                                                                $11,298,875
         19,510,327 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.80% and due dates ranging
                    from December 2, 2002 to January 22, 2003 (d)                                        19,510,327
                                                                                                      -------------
                    Total Short-Term Investments (cost $30,809,202)                                      30,809,202
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $994,258,779)                                              $996,167,777
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $974,387,150.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $10,690,462 of securities
on loan (identified cost $994,258,779) (Note 1)                                $996,167,777
-------------------------------------------------------------------------------------------
Cash                                                                                  3,745
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           798,241
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              352,818
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,954,317
-------------------------------------------------------------------------------------------
Total assets                                                                    999,276,898

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  7,808,250
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,387,237
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,411,427
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          194,057
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       127,683
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,479
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              567,201
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               11,298,875
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               93,539
-------------------------------------------------------------------------------------------
Total liabilities                                                                24,889,748
-------------------------------------------------------------------------------------------
Net assets                                                                     $974,387,150

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,313,051,892
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (1,400,621)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (339,173,119)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,908,998
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $974,387,150

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($530,304,040 divided by 38,994,142 shares)                                          $13.60
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.60)*                              $14.43
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($413,940,830 divided by 31,624,232 shares)**                                        $13.09
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,552,612 divided by 265,842 shares)**                                             $13.36
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($26,589,668 divided by 2,009,996 shares)                                            $13.23
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.23)*                              $13.71
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $20,866)                                        $5,905,363
-------------------------------------------------------------------------------------------
Interest                                                                            138,661
-------------------------------------------------------------------------------------------
Securities lending                                                                   15,206
-------------------------------------------------------------------------------------------
Total investment income                                                           6,059,230

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,021,560
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,027,274
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    19,547
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,943
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               690,791
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,149,362
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                14,330
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               106,001
-------------------------------------------------------------------------------------------
Other                                                                               574,538
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,612,346
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (146,239)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,466,107
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,406,877)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (161,321,472)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                685,251
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and written options
during the period                                                               (30,390,957)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (191,027,178)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(192,434,055)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(1,406,877)          $(4,833,893)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (160,636,221)         (120,046,074)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (30,390,957)         (107,665,571)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (192,434,055)         (232,545,538)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (127,343,068)         (238,222,796)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (319,777,123)         (470,768,334)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,294,164,273         1,764,932,607
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $1,400,621 and undistributed
net investment income of $6,256, respectively)                      $ 974,387,150        $1,294,164,273
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.89       $18.32       $23.75       $21.93       $23.15       $18.76
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)       -- (d)       -- (d)     (.02)         .17          .17
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.29)       (2.43)        (.75)        2.39         (.75)        4.77
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.29)       (2.43)        (.75)        2.37         (.58)        4.94
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.10)        (.14)        (.09)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (4.61)        (.45)        (.50)        (.46)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.68)        (.55)        (.64)        (.55)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.60       $15.89       $18.32       $23.75       $21.93       $23.15
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.41)*     (13.26)       (5.06)       10.65        (2.40)       26.67
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $530,304     $697,394     $911,299     $999,789   $1,246,913   $1,530,290
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .59*        1.08         1.00          .96          .93         1.03
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .03*         .02           -- (e)     (.10)         .77          .77
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 65.52*      133.78       263.98       188.16        92.49        31.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income amounted to less than $0.01 per share.

(e) Ratio of net investment income to average net assets is less than 0.01%.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.35       $17.84       $23.39       $21.66       $22.86       $18.59
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.04)        (.12)        (.15)        (.18)         .03           --
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.22)       (2.37)        (.72)        2.36         (.73)        4.73
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.26)       (2.49)        (.87)        2.18         (.70)        4.73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --           -- (b)       -- (b)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (4.61)        (.45)        (.50)        (.46)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.68)        (.45)        (.50)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.09       $15.35       $17.84       $23.39       $21.66       $22.86
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (14.72)*     (13.96)       (5.70)        9.90        (2.99)       25.72
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $413,941     $554,719     $796,227   $1,047,040   $1,361,513   $1,723,054
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)                .96*        1.83         1.70         1.63         1.55         1.78
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.35)*       (.73)        (.70)        (.79)         .15          .02
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 65.52*      133.78       263.98       188.16        92.49        31.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Distributions from net investment income amounted to less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                     Six months
                                       ended         Year    For the period
Per-share                             Nov. 30       ended    July 14, 2000+
operating performance               (Unaudited)     May 31     to May 31
---------------------------------------------------------------------------
                                        2002         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.67       $18.21       $27.15
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.12)        (.11)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.26)       (2.42)       (4.15)
---------------------------------------------------------------------------
Total from
investment operations                  (2.31)       (2.54)       (4.26)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (4.61)
---------------------------------------------------------------------------
Return of capital                         --           --         (.07)
---------------------------------------------------------------------------
Total distributions                       --           --        (4.68)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.36       $15.67       $18.21
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.74)*     (13.95)      (17.40)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,553       $3,405       $2,175
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .96*        1.83         1.54*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.35)*       (.71)        (.44)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 65.52*      133.78       263.98
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.49       $17.96       $23.47       $21.70       $22.91       $18.62
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)        (.08)        (.11)        (.14)         .06          .06
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.23)       (2.39)        (.72)        2.36         (.73)        4.73
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.26)       (2.47)        (.83)        2.22         (.67)        4.79
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (4.61)        (.45)        (.50)        (.46)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.68)        (.45)        (.54)        (.50)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.23       $15.49       $17.96       $23.47       $21.70       $22.91
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.59)*     (13.75)       (5.49)       10.07        (2.87)       26.04
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,590      $38,646      $55,231      $70,129      $90,187     $120,624
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84*        1.58         1.50         1.46         1.43         1.53
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.22)*       (.48)        (.50)        (.59)         .27          .28
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 65.52*      133.78       263.98       188.16        92.49        31.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2002, the value of securities loaned amounted to $10,690,462. The fund received cash collateral of $11,298,875 which is pooled with collateral of other Putnam funds into 31 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $142,653,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on May 31, 2010.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2003 approximately $7,542,000 of losses recognized during the period November 1, 2001 to May 31, 2002.

The aggregate identified cost on a tax basis is $1,018,312,755 resulting in gross unrealized appreciation and depreciation of $54,829,983 and $76,974,961, respectively, or net unrealized depreciation of $22,144,978.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended November 30, 2002, the fund's expenses were reduced by $146,239 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,031 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compen sation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $41,528 and $1,501 from the sale of class A and class M shares, respectively, and received $446,425 and $2,826 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received $1,369 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $669,845,963 and $777,988,175, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                               Contract            Premiums
                                                Amounts            Received
---------------------------------------------------------------------------
Written options outstanding
at beginning of period                           90,100            $230,052
---------------------------------------------------------------------------
Options opened                                1,167,500             667,594
---------------------------------------------------------------------------
Options exercised                               (35,500)           (129,895)
---------------------------------------------------------------------------
Options expired                                (587,100)           (499,407)
---------------------------------------------------------------------------
Options closed                                 (635,000)           (268,344)
---------------------------------------------------------------------------
Written options outstanding
at end of period                                     --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,483,152         $46,845,308
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,483,152          46,845,308

Shares repurchased                          (8,381,152)       (110,663,119)
---------------------------------------------------------------------------
Net decrease                                (4,898,000)       $(63,817,811)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,781,091        $160,837,708
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,781,091         160,837,708

Shares repurchased                         (15,628,914)       (256,780,973)
---------------------------------------------------------------------------
Net decrease                                (5,847,823)       $(95,943,265)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,750,650         $22,347,581
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,750,650          22,347,581

Shares repurchased                          (6,262,415)        (80,019,047)
---------------------------------------------------------------------------
Net decrease                                (4,511,765)       $(57,671,466)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,513,720         $72,061,883
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,513,720          72,061,883

Shares repurchased                         (13,018,807)       (206,706,505)
---------------------------------------------------------------------------
Net decrease                                (8,505,087)      $(134,644,622)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    202,643          $2,653,716
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               202,643           2,653,716

Shares repurchased                            (154,054)         (1,991,708)
---------------------------------------------------------------------------
Net increase                                    48,589            $662,008
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    366,066          $5,859,039
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               366,066           5,859,039

Shares repurchased                            (268,238)         (4,337,702)
---------------------------------------------------------------------------
Net increase                                    97,828          $1,521,337
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    215,820          $2,747,396
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               215,820           2,747,396

Shares repurchased                            (700,134)         (9,263,195)
---------------------------------------------------------------------------
Net decrease                                  (484,314)        $(6,515,799)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    534,202          $8,536,457
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               534,202           8,536,457

Shares repurchased                          (1,115,860)        (17,692,703)
---------------------------------------------------------------------------
Net decrease                                  (581,658)        $(9,156,246)
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Brett C. Browchuk
Vice President

Paul C. Warren
Vice President

Justin M. Scott
Vice President

Joseph P. Joseph
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA002-84092  433/948/2BN  1/03